EXHIBIT 99.2

Deutsche Bank Deutsche Bank AG New York 60 Wall Street New York, NY 10005 Telephone: 212-250-9425 Facsimile: 212-797-0779

Date:	June 29, 2007

To:	COUNTRYWIDE HOME LOANS, INC. (“Party B”)

Attn:	Documentation Unit

Fax No:	818-225-4001

From:	DEUTSCHE BANK AG, NEW YORK BRANCH (“Party A”)

Our Reference:	Global No. N644653N

The purpose of this letter agreement (“Confirmation”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Party A and Party B.

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates.  This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of July 18, 1996, between Party A and Party B and shall form a part of and be subject to that ISDA Master Agreement (the “Agreement”).

The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation.  In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction.  References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 Definitions.  Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement.  Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement for CWABS Asset-Backed Certificates Trust 2007-11, dated as of June 1, 2007 among CWABS, Inc. as depositor, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Trust Company, N.A., as co-trustee (the “Pooling and Servicing Agreement”). Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

Chairman of the Supervisory Board: Clemens Börsig
Management Board: Josef Ackermann (Chairman), Hugo Banziger, Tessen von Heydebreck, Anthony Di Iorio, Hermann-Josef Lamberti

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms

Trade Date:	June 28, 2007

Effective Date:	June 29, 2007

Termination Date:
June 25, 2015

For purposes of the final Calculation Period on the Floating Amounts, Termination Date will be subject to adjustment in accordance with the Following Business Day Convention, and for purposes of the final Calculation Period on the Fixed Amounts, Termination Date will be subject to No Adjustment.

Notional Amount:
With respect to each Calculation Period, the lesser of (i) the Notional Amount as set forth in Appendix A attached hereto and (ii) the aggregate Principal Balance of the Reference Assets on or about the 15th calendar day of each month, commencing in the month of July 2007.

Reference Assets:
CWABS, Inc. Asset-Backed Certificates, Series 2007-11, Class 1-A-1 (Cusip: 23247LAW8), Class 1-A-2 (Cusip: 23247LAX6), Class 2-A-1 (Cusip: 23247LAA6), Class 2-A-2 (Cusip: 23247LAB4), Class 2-A-3 (Cusip: 23247LAC2), Class 2-A-4 (Cusip: 23247LAD0), Class 1-M-1 (Cusip:  23247LAE8), Class 2-M-1 (Cusip: 23247LAF5), Class 1-M-2 (Cusip: 23247LAG3), Class 2-M-2 (Cusip: 23247LAH1), Class 1-M-3 (Cusip: 23247LAJ7), Class 2-M-3 (Cusip: 23247LAK4), Class M-4 (Cusip: 23247LAL2), Class M-5 (Cusip: 23247LAM0), Class M-6 (Cusip: 23247LAN8), Class M-7 (Cusip: 23247LAP3), Class M-8 (Cusip: 23247LAQ1) and Class M-9 (Cusip: 23247LAR9).

Principal Balance:
As reported on Bloomberg Financial Services, Inc. (“Bloomberg”): by entering the Cusip, , type “pdi4”, . If Bloomberg fails to publish the aggregate Principal Balance of the Reference Assets or the parties fail to agree on the aggregate Principal Balance of the Reference Assets for any Calculation Period, the aggregate Principal Balance of the Reference Assets shall be determined by the Calculation Agent pursuant to the Pooling and Servicing Agreement.

Business Days:	New York

Floating Amounts

Floating Amount Payer:	Party A

Floating Amount Payer Period End Dates:	The 25th calendar day of each month, from and including July 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Amount Payer Payment Dates:	One (1) Business Day prior to each Floating Amount Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month

Spread:	Inapplicable

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Fixed Amounts

Fixed Amount Payer:	Party B

Fixed Amount Payer Period End Dates:	The 25th calendar day of each month, from and including July 25, 2007 to and including the Termination Date, with No Adjustment of Period End Dates.

Fixed Amount Payer Payment Dates:	The 25th calendar day of each month, from and including July 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate:	5.55% per annum

Fixed Rate Day Count Fraction:	30/360

Additional Payment:	On June 29, 2007 Party A shall pay Party B the sum of USD 1,750,000, subject to adjustment in accordance with the Following Business Day Convention.

Other Provisions

Netting:
With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer Payment Date.

Where,

Net Payment Amount shall mean, for a Calculation Period, the excess of the larger aggregate amount payable and currently owed by one party over the smaller aggregate amount payable and currently owed by the other party.

Procedural Terms

Account Details:

Account Details of Party A:	Deutsche Bank Trust Company Americas, New York Acct# 01 473 969 Swift Code: BKTRUS33 Favor of: Deutsche Bank AG, New York

Account Details of Party B:	As per Party B’s standard settlement instructions.

Assignment:	Party A will not unreasonably withhold or delay its consent to an assignment of this Transaction to any other third party.

This agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

Attention: Derivative Documentation
Telephone: 44 20 7547 4755
Facsimile: 44 20 7545 9761
E-mail: derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.

For and on behalf of	For and on behalf of
DEUTSCHE BANK AG, NEW YORK BRANCH	COUNTRYWIDE HOME LOANS, INC.

/s/ Diane Anderson	/s/ Ellen Coleman
Name: Diane Anderson	Name: Ellen Coleman
Title: Authorized Signatory	Title: Executive Vice President
Date:	Date:

/s/ Christopher Flanagan
Name: Christopher Flanagan
Title: Authorized Signatory
Date:

Appendix A
Calculation Periods up to but excluding the Payment Date scheduled to occur:	Notional Amount (in USD):
July 25, 2008	780,000,000
August 25, 2008	779,912,500
September 25, 2008	778,623,151
October 25, 2008	771,907,573
November 25, 2008	764,280,423
December 25, 2007	755,853,630
January 25, 2008	747,506,997
February 25, 2008	738,843,147
March 25, 2008	729,332,391
April 25, 2008	718,996,500
May 25, 2008	707,859,802
June 25, 2008	635,897,154
July 25, 2008	619,089,480
August 25, 2008	606,781,355
September 25, 2008	595,045,477
October 25, 2008	583,071,173
November 25, 2008	570,875,523
December 25, 2008	558,476,496
January 25, 2009	538,709,153
February 25, 2009	525,906,037
March 25, 2009	513,469,180
April 25, 2009	502,060,506
May 25, 2009	490,875,164
June 25, 2009	426,609,236
July 25, 2009	410,408,744
August 25, 2009	400,434,950
September 25, 2009	390,838,790
October 25, 2009	382,326,531
November 25, 2009	374,013,453
December 25, 2009	365,895,008
January 25, 2010	169,329,027
February 25, 2010	167,215,613
March 25, 2010	165,477,791
April 25, 2010	163,839,939
May 25, 2010	161,912,040
June 25, 2010	159,927,136
July 25, 2010	157,735,490
August 25, 2010	155,668,930
September 25, 2010	153,678,115
October 25, 2010	151,823,942
November 25, 2010	150,170,350
December 25, 2010	148,505,442
January 25, 2011	146,955,844
February 25, 2011	145,321,689
March 25, 2011	143,931,820
April 25, 2011	142,594,833
May 25, 2011	141,047,255
June 25, 2011	139,522,141
July 25, 2011	138,010,317
August 25, 2011	136,559,523
September 25, 2011	135,118,756
October 25, 2011	133,739,596
November 25, 2011	132,475,367
December 25, 2011	131,178,930
January 25, 2012	129,978,468
February 25, 2012	128,721,904
March 25, 2012	127,661,207
April 25, 2012	126,645,605
May 25, 2012	125,484,624
June 25, 2012	124,270,983
July 25, 2012	66,749,951
August 25, 2012	65,899,400
September 25, 2012	65,104,382
October 25, 2012	64,385,925
November 25, 2012	63,764,652
December 25, 2012	63,074,304
January 25, 2013	62,447,524
February 25, 2013	61,816,869
March 25, 2013	61,280,788
April 25, 2013	60,762,354
May 25, 2013	60,163,986
June 25, 2013	59,573,742
July 25, 2013	58,981,941
August 25, 2013	58,407,446
September 25, 2013	57,831,356
October 25, 2013	57,271,981
November 25, 2013	56,751,516
December 25, 2013	56,211,344
January 25, 2014	55,703,633
February 25, 2014	55,166,879
March 25, 2014	54,706,117
April 25, 2014	54,259,853
May 25, 2014	53,745,936
June 25, 2014	53,238,422
July 25, 2014	52,729,156
August 25, 2014	52,234,113
September 25, 2014	51,737,340
October 25, 2014	51,254,409
November 25, 2014	50,804,063
December 25, 2014	50,336,679
January 25, 2015	49,896,475
February 25, 2015	49,431,320
March 25, 2015	49,030,366
April 25, 2015	48,641,462
May 25, 2015	48,194,692
June 25, 2015	47,736,000